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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)         February 8, 2007
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                  Securitisation Advisory Services Pty Limited
                         Medallion Trust Series 2007-1G
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             (Exact Name of Registrant as Specified in its Charter)

                                    Australia
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                 (State or Other Jurisdiction of Incorporation)

       333-136516                             Not Applicable
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 (Commission File Numbers)    (Registrant's I.R.S. Employer Identification Nos.)

            Level 7, 48 Martin Place
           Sydney, NSW 2000 Australia                        Not Applicable
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     (Address of Principal Executive Offices)                 (Zip Code)

                               (011) 612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

   The consolidated financial statements of Commonwealth Bank of Australia, for the years ended June 30, 2006, 2005 and 2004 which are included in the Form 20-F filed with the Securities and Exchange Commission on November 14, 2006 are
incorporated by reference in this Form 8-K and in the prospectus supplement (the
"Prospectus Supplement") relating to the Medallion Trust Series 2007-1G.

   In connection with the issuance of the notes, the Registrant is filing herewith the consent of Ernst & Young ("Ernst & Young") to the use of their name and the incorporation by reference of their report in the Registration Statement of the Registrant (Registration No. 333-136516) and in the Prospectus Supplement
referred to above related to the issuance of the notes. The consent of Ernst &
Young is attached hereto as Exhibit 23.1.

ITEM 9.01.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (99)    Not applicable.

      (99)    Not applicable.

      (99)    Exhibits:

      23.1    Consent of Ernst & Young

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       February 8, 2007           SECURITISATION ADVISORY SERVICES PTY LIMITED

                                  By: /s/ Edward Freilikh
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                                      Name: Edward Freilikh
                                      Title: Authorised Officer

                                  EXHIBIT INDEX

EXHIBIT NO:          DESCRIPTION:

   23.1              Consent of Ernst & Young